UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 1, 2017
Date of Report (date of earliest event reported)

NOVUME SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-55833	81-56266334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14420 Albermarle Point Place, Suite 200,
Chantilly, VA 20151
(Address of principal executive offices)

(703) 953-3838
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by Novume Solutions, Inc. (the “Company”) in its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on October 4, 2017. The financial statements described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2017, Novume Solutions, Inc., a Delaware corporation (“Novume” or the “Company”), completed its previously announced acquisition (the “Mergers”) of Global Technical Services, Inc. a Texas corporation (“GTS”) and Global Contract Professionals, Inc. a Texas corporation (“GCP”) pursuant to the terms of an Agreement and Plan of Merger, dated September 21, 2017 (the “Merger Agreement”), by and among Novume, Global Technical Services Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GTS Merger Sub”), Global Contract Professionals Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GCP Merger Sub”), GTS, GCP, and the sole stockholder of GTS and GCP (the “Stockholder”), as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 22, 2017 (the “Merger Agreement Form 8-K”).

                This Amendment amends the Original Form 8-K filed on October 4, 2017 to provide, as required by Items 9.01, the audited annual and unaudited interim financial statements of GTS and GCP and the unaudited pro forma condensed consolidated financial information related to the GTS and GCP acquisitions.

Item 9.01.	Financial Statements and Exhibits.

The following audited financial statements are attached hereto as Exhibit 99.1:

●	Report of BD & Company, Inc., Independent Auditors
●	The balance sheets of GTS and GCP as of December 31, 2016 and 2015
●	The statements of operations of GTS and GCP for the years ended December 31, 2016 and 2015
●	The statement of stockholders’ equity of GTS and GCP for the years ended December 31, 2016 and 2015
●	The statement of cash flows of GTS and GCP for the years ended December 31, 2016 and 2015
●	Notes to financial statements of GTS and GCP

(d) Exhibits

Exhibit No.	Description
23.1	Consent of BD & Company Inc., Independent Auditors
23.2	Consent of BD & Company Inc., Independent Auditors
99.1	Audited Financial Statements of Global Technical Services, Inc. and Global Contract Professionals, Inc.
99.2	Unaudited Pro Forma Financial Information of Novume Solutions, Inc. giving effect to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

By:	/s/ Robert A. Berman
Name:	Robert A. Berman
Title:	Chief Executive Officer

Date: November 21, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BD & Company Inc., Independent Auditors
23.2	Consent of BD & Company Inc., Independent Auditors
99.1	Audited Financial Statements of Global Technical Services, Inc. and Global Contract Professionals, Inc.
99.2	Unaudited Pro Forma Financial Information of Novume Solutions, Inc. giving effect to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc.